                                                                   EXHIBIT 10.31

                                    FORM OF
                  SUBSTITUTE INCENTIVE STOCK OPTION AGREEMENT
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          This SUBSTITUTE STOCK OPTION AGREEMENT (the "Agreement"), is entered into effective as of the __ day of _____, 199_, by and between ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation (the "Corporation"), and __________, an employee of the Corporation (the "Optionee"). Any capitalized terms not defined herein shall have the meaning set forth in the Subsidiary Plan (defined below).

          WHEREAS, on the ___ day of ____, 199_, Health Science Properties Holding Corporation, Inc., a Maryland corporation (the "Parent" ), granted Optionee a nonqualified option to purchase [____] shares of the Parent's common stock, par value $.01 per share ("Parent Common Stock") at an exercise price of [$____] per share pursuant to the terms and conditions of its Amended and Restated 1994 Stock Option Plan (the "Parent Plan"), which option is currently outstanding and exercisable (the "Parent Option"); and

          WHEREAS, pursuant to the Corporation's Amended and Restated 1996 Stock Option Plan (the "Subsidiary Plan"), in the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in the capital or corporate structure of the Corporation and/or the Parent including without limitation an initial public offering ("IPO"), the Administrator of such plan may, in its sole discretion, grant substitute stock options to purchase the Corporation's Common Stock ("Substitute Stock Options") in order to preserve the benefits otherwise inherent in the Parent Options, subject to the surrender and cancellation of the corresponding Parent Option; and

          WHEREAS, in accordance with the provisions of the Subsidiary Plan, as set forth above, the Administrator of the Subsidiary Plan has determined that, as a result of the filing by the Corporation of a Registration Statement on Form S-11 with the Securities and Exchange Commission, the grant of Substitute Stock Options is necessary and appropriate in order to preserve the benefits to which holders of Parent Options would otherwise have been entitled had such filing not occurred.

          NOW, THEREFORE, effective as of the date first set forth above, the Administrator of the Subsidiary Plan hereby grants to the Optionee Substitute Stock Options subject to the following terms and conditions.

TERMS AND CONDITIONS OF THE SUBSTITUTE OPTION
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          1.   NUMBER OF SHARES AND SUBSTITUTE STOCK OPTION.  Subject to the
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surrender and cancellation of the corresponding Parent Option, the Substi tute Stock Option entitles Optionee to purchase _____ shares of the Corporation's common stock in lieu of Optionee's option to purchase ____ shares of Parent's common stock./1/

          2.   PRICE OF SUBSTITUTE STOCK OPTION.  The exercise price per share
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of the Substitute Stock Option shall be an amount equal to $______ ./2/

          3.   PERIOD OF SUBSTITUTE STOCK OPTION.  The term of the Substitute
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Stock Option and of this Agreement shall commence on __________ (the "Date of Grant") and terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Substitute Stock Option, all rights of the Optionee hereunder shall cease.

          4.   CONDITIONS OF EXERCISE.  The Substitute Stock Option shall be
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exercisable in full immediately upon grant, and the right of the Optionee to purchase shares with respect to which this Substitute Stock Option has become exercisable as herein provided may be exercised in whole or in part at any time or from time to time, prior to the tenth (10th) anniversary of the Date of Grant.

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/1/ The number of shares of the Common Stock subject to the Substitute Stock Option is an amount equal to the product of (i) the quotient of the fair market value of the common stock of Parent divided by the value of the Common Stock (each determined in good faith by the Administrator as of the date the Substitute Stock Option is granted) and (ii) the number of shares of Parent Stock underlying the Parent Option subject to such adjustments as may be necessary to preserve the status of the Substitute Option as an incentive stock option for purposes of Section 422 of the Code.

/2/ The exercise price per share of the Substitute Stock Option is an amount equal to the quotient of the aggregate exercise price of the Parent Option divided by the number of shares subject to the Substitute Stock Option subject to such adjustments as may be necessary to preserve the status of the Substitute Option as an incentive stock option for purposes of Section 422 of the Code.

          5.   NONTRANSFERABILITY OF SUBSTITUTE STOCK OPTION.  The Substitute
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Stock Option and this Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution or a qualified domestic relations order ("QDRO"); and the Substitute Stock Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his or her legal representative or as otherwise provided by a QDRO.

          6.   EXERCISE OF SUBSTITUTE STOCK OPTION.  The Substitute Stock Option
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shall be exercised in the following manner: the Optionee, or other person or persons having the right to exercise the Substitute Stock Option, shall deliver to the Corporation written notice specifying the number of Substitute Stock Option Shares which he or she elects to purchase, together with cash in an amount equal to the total price to be paid upon the exercise of the Substitute Stock Option, and the stock purchased shall thereupon be promptly delivered. In addition, the Grantee or other such person shall be entitled to exercise this option in any other manner permitted under the Substitute Plan and approved by the Administrator. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Substitute Stock Option until the date of the issuance of a stock certificate to him or her for such shares and until the shares are paid in full.

          7.   TERMINATION BY DEATH.  If the Optionee's employment with the
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Company and any Subsidiary terminates by reason of death, the Substitute Stock Option may thereafter be exercised by the legal representative of the estate or the legatee of the Optionee under the will of the Optionee until the expiration of the stated term of such Substitute Stock Option.

          8.   TERMINATION BY REASON OF DISABILITY.  If the Optionee's
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employment with the Company or any Subsidiary terminates by reason of Disability, the Substitute Stock Option may thereafter be exercised for a period of twelve (12) months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter; provided, however, that, if the Optionee dies within such twelve (12) month
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period (or such shorter period as the Administrator shall specify at grant) and prior to the expira tion of the stated term of the Substitute Stock Option, the Substitute Stock Option shall thereafter be exercisable until the expiration of the stated term of the Substitute Stock Option.

          9.   NOTICES.  Any notice required or permitted under this Agreement
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shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the

Optionee either at his address hereinbelow set forth or such other address as he or she may designate in writing to the Corporation, or to the Corporation:
Attention: Joel S. Marcus (or his designee), at the Corporation's address or such other address as the Corporation may designate in writing to the Optionee.

          10.  FAILURE TO ENFORCE NOT A WAIVER.  The failure of the Corporation
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to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          11.  GOVERNING LAW.  This Agreement shall be governed by and construed
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according to the laws of the State of Maryland without regard to its principles of conflict of laws.

          12.  INCORPORATION OF SUBSIDIARY PLAN.  The Subsidiary Plan is hereby
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incorporated by reference and made a part hereof, and the Substitute Stock Option and this Agreement are subject to all terms and conditions of the Subsidiary Plan.

          13.  AMENDMENTS.  This Agreement may be amended or modified at any
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time by an instrument in writing signed by the parties hereto.

          14.  RIGHTS AS A SHAREHOLDER.  Neither the Optionee nor any successor
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in interest shall have rights as a stockholder of the Company with respect to any shares of common stock subject to the Substitute Stock Option until the date of issuance of a stock certificate for such shares of common stock.

          15.  AGREEMENT NOT A CONTRACT OF EMPLOYMENT.  Neither the Subsidiary
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Plan, the granting of the Substitute Stock Option, this Substitute Stock Option Agreement nor any other action taken pursuant to the Subsidiary Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an employee of the Company or any Subsidiary or affiliate for any period of time at any specific rate of compensation.

          16.  INVESTMENT REPRESENTATION.  Upon the exercise of all or any part
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of the Substitute Stock Option, the Administrator may require the Optionee to furnish to the Company an agreement (in such form as the Administrator may specify) in which the Optionee shall represent that the shares of common stock to be acquired upon exercise of the Substitute Stock Option are to be acquired for the Optionee's own account and not with a view to the sale or distribution thereof.

          17.  AUTHORITY OF THE ADMINISTRATOR.  The Administrator shall have
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full authority to interpret and construe the terms of the Subsidiary Plan and this Substitute Stock Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

          IN WITNESS WHEREOF, the parties have executed this Agreement on this _____ day of ____ 199_.


                                       ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                       By: ____________________________________
                                             Joel S. Marcus
                                             Chief Executive Officer

                                       The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.


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                                                   Optionee


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